EXHIBIT 10.2

CATERPILLAR FINANCIAL ASSET TRUST 2006-A

Class A-1 5.45498% Asset Backed Notes

Class A-2 5.59% Asset Backed Notes

Class A-3 5.57% Asset Backed Notes

Class A-4 5.62% Asset Backed Notes

Class B 5.71% Asset Backed Notes

ADMINISTRATION AGREEMENT

Dated as of June 1, 2006

CATERPILLAR FINANCIAL SERVICES CORPORATION

Administrator

ADMINISTRATION AGREEMENT, dated as of June 1, 2006 (as amended, modified or supplemented from time to time, this "Agreement"), among CATERPILLAR FINANCIAL ASSET TRUST 2006-A, a Delaware statutory trust (the "Issuing Entity"), CATERPILLAR FINANCIAL SERVICES CORPORATION, a Delaware corporation ("CFSC"), as administrator (the "Administrator"), CATERPILLAR FINANCIAL FUNDING CORPORATION, a Nevada corporation, as depositor (the "Depositor"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as trustee (the "Indenture Trustee").

W I T N E S S E T H :

WHEREAS the Issuing Entity is issuing the Class A-1 5.45498% Asset Backed Notes (the "Class A-1 Notes"), the Class A-2 5.59% Asset Backed Notes (the "Class A-2 Notes"), the Class A-3 5.57% Asset Backed Notes (the "Class A-3 Notes"), the Class A-4 5.62% Asset Backed Notes (the "Class A-4 Notes") and the Class B 5.71% Asset Backed Notes (the "Class B Notes"; together with the Class A-1 Notes, Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Notes") pursuant to the Indenture, dated as of June 1, 2006 (as amended, modified or supplemented from time to time, the "Indenture"), between the Issuing Entity and the Indenture Trustee.

WHEREAS the Issuing Entity has entered into certain agreements in connection with the issuance of the Notes and of certain beneficial ownership interests in the Issuing Entity, including (i) a Sale and Servicing Agreement, dated as of June 1, 2006 (as amended, modified or supplemented from time to time, the "Sale and Servicing Agreement") (capitalized terms used herein and not defined herein shall have the meanings assigned such terms in the Sale and Servicing Agreement, or if not defined therein, in the Indenture) among the Issuing Entity, CFSC, as servicer, and the Depositor, (ii) a Depository Agreement dated June 27, 2006 (the "Depository Agreement"), among the Issuing Entity, the Indenture Trustee and The Depository Trust Company, (iii) the Indenture and (iv) the Custodial Agreement, dated as of June 1, 2006 (the "Custodial Agreement"), among CFSC, the Depositor, the Issuing Entity, the Indenture Trustee and U.S. Bank National Association, as custodian (the "Custodian"). The Sale and Servicing Agreement, the Depository Agreement, the Custodial Agreement and the Indenture are hereinafter referred to collectively as the "Related Agreements";

WHEREAS pursuant to the Related Agreements, the Issuing Entity and the Owner Trustee are required to perform certain duties in connection with (a) the Notes and the collateral therefor granted to the Indenture Trustee pursuant to the Indenture (the "Collateral") and (b) the beneficial ownership interests in the Issuing Entity (the holders of such interests being referred to herein as the "Owners");

WHEREAS the Issuing Entity desires to have the Administrator provide certain administrative services to the Issuing Entity and the Owner Trustee;

WHEREAS the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuing Entity and the Owner Trustee on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.  Duties of Administrator.

(a)  Duties with Respect to the Related Agreements. (i) The Administrator agrees to cause the Issuing Entity to perform all the duties of the Issuing Entity and the Owner Trustee under the Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuing Entity and the Owner Trustee under the Related Agreements. The Administrator shall monitor the performance of the Issuing Entity and shall advise the Owner Trustee when action is necessary to comply with the Issuing Entity's or the Owner Trustee's duties under the Related Agreements. The Administrator shall prepare for execution by the Issuing Entity or the Owner Trustee or shall cause the preparation by other appropriate persons of all documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to any Related Agreement. The Administrator, subject to Section 1(c), shall cause the Issuing Entity to take all appropriate action that it is the duty of the Issuing Entity or the Owner Trustee to take pursuant to the Indenture including, without limitation, the following duties or actions under the Indenture (references are to sections of the Indenture):

(A)  the preparation of or obtaining of the documents and instruments required for authentication of the Notes, if any, and delivery of the same to the Indenture Trustee (Section 2.02);

(B)  causing the Note Register to be kept and giving the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

(C)  the notification of Noteholders of the final principal payment on their Notes (Section 2.07(b));

(D)  the fixing or causing to be fixed of any specified record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

(E)  the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.09);

(F)  causing newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

(G)  the direction to Paying Agents, if any, to pay to the Indenture Trustee all sums held in trust by such Paying Agents (Section 3.03);

(H)  the obtaining and preservation of the Issuing Entity's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);

(I)  the preparation of all supplements, amendments, financing statements, continuation statements, if any, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Trust Estate (Section 3.05);

(J)  the obtaining of the Opinion of Counsel on the Closing Date and the obtaining of annual Opinions of Counsel, in accordance with Section 3.06 of the Indenture, as to the Trust Estate, and the obtaining of the annual Officer's Certificate and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);

(K)  the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuing Entity has contracted to perform its duties under the Indenture (Section 3.07(b));

(L)  the notification of the Indenture Trustee and the Rating Agencies of a Servicer Default pursuant to the Sale and Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

(M)  the preparation and obtaining of documents and instruments required for the release of the Issuing Entity from its obligation under the Indenture (Section 3.11(b));

(N)  the delivery of notice to the Indenture Trustee and the Rating Agencies of each Event of Default and each default by the Servicer or Depositor under the Sale and Servicing Agreement (Section 3.19);

(O)  the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating to satisfaction and discharge of the Indenture (Section 4.01);

(P)  the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

(Q)  the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

(R)  the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

(S)  the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

(T)  the preparation and filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

(U)  the opening of one or more accounts, the preparation of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

(V)  the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.04 and 8.05);

(W)  the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

(X)  the preparation of new Notes conforming to any supplemental indenture (Section 9.06);

(Y)  the notification of Noteholders of redemption of the Notes (Section 10.02);

(Z)  the preparation of all Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuing Entity to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

(AA)  the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

(BB)  the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04);

(CC)  the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

(DD)  the recording of the Indenture, if applicable (Section 11.15); and

(EE)  causing the Servicer to comply with Sections 4.09, 4.10, 4.11, 4.12, 4.13 and 5.06 of the Sale and Servicing Agreement.

(ii)  The Administrator will:

(A)  pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(B)  except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and either in-house counsel or outside counsel, but not both), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

(C)  indemnify the Indenture Trustee and its agents for, and hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture; and

(D)  indemnify the Owner Trustee and its agents for, and to hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement.

(b)  Additional Duties. (i)  In addition to the duties of the Administrator set forth above, but subject to Sections 1(c) and 5, the Administrator shall cause the Issuing Entity to perform such calculations and to prepare for execution by the Issuing Entity or the Owner Trustee, or to cause the preparation by other appropriate persons of, all documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall cause the Issuing Entity to take all appropriate action that it is the duty of the Issuing Entity or the Owner Trustee to take pursuant to the Related Agreements. Subject to Sections 1(c) and 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall provide such other services with respect to the Issuing Entity as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(ii)  Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall promptly notify the Owner Trustee in the event that any withholding tax is imposed on the Issuing Entity's payments (or allocations of income) to the "Owner" as contemplated in Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

(iii)  The Administrator may satisfy its obligations with respect to clause (ii) above and Section 5.05 of the Trust Agreement by retaining, at the expense of the Administrator, a firm of independent public accountants (the "Accountants") acceptable to the Owner Trustee which shall perform the obligations of the Administrator thereunder. If the Administrator so elects, in connection with paragraph (ii) above, the Accountants will provide prior to July 25, 2006 a letter in form and substance satisfactory to the Owner Trustee as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code.

(iv)  The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

(v)  In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Administrator's opinion, no less favorable to the Issuing Entity than would be available from unaffiliated parties.

(vi)  The Administrator shall cause the Issuing Entity to execute all documents, reports, filings, instruments, and certificates as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuing Entity, execute and deliver to the Administrator, and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuing Entity for the purpose of executing on behalf of the Owner Trustee and the Issuing Entity all such documents, reports, filings, instruments, and certificates.

(c)  Non-Ministerial Matters. (i)  With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

(A)  the amendment of or any supplement to the Indenture, any other Basic Document, any other Related Agreement, or any other document or agreement to which the Issuing Entity or the Owner Trustee is a party;

(B)  the initiation or compromise of any claim or lawsuit to which the Issuing Entity is a party;

(C)  the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture;

(D)  the removal of the Indenture Trustee;

(E)  the allocation, deposit, withdrawal or payment of funds under any Basic Document or Related Agreement, including the timing or amount of any of the foregoing;

(F)  the prepayment in full of any Note;

(G)  the waiver of any default under any document, agreement, or instrument;

(H)  the release of any part of the Collateral;

(I)  the entering into of any agreement by the Issuing Entity or the Owner Trustee;

(J)  any matter described in Article IV of the Trust Agreement;

(K)  any matter that is reserved to the discretion of the Issuing Entity or the Owner Trustee under any Basic Document or Related Agreement or that could have a material impact on the financial condition of the Issuing Entity or the Certificateholder;

(L)  the incurring of any obligation or liability by the Issuing Entity or the Owner Trustee;

(M)  the disposition of any assets of the Issuing Entity, except as expressly authorized by the Trust Agreement or the Indenture; and

(N)  any filings required by the Delaware Statutory Trust Act.

(ii)  Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (A) pay any obligation of the Issuing Entity or the Owner Trustee, (B) execute or authenticate any note or certificate, (C) make any payments to the Noteholders, the Certificateholder, or any other Person under any Related Agreement or any Basic Document, (D) sell the Trust Estate pursuant to Section 5.04 of the Indenture or (E) take any other action that the Issuing Entity directs the Administrator not to take on its behalf or take, or cause or instruct the Issuing Entity or the Owner Trustee to take, any action that the Issuing Entity or the Owner Trustee is prohibited from taking under any Basic Document.

2.  Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuing Entity, the Owner Trustee, the Indenture Trustee and the Depositor at any time during normal business hours.

3.  Compensation. As compensation for the performance of the Administrator's obligations under this Agreement, the Administrator shall be entitled to $500 per month which shall be payable in accordance with Section 5.04 of the Sale and Servicing Agreement. The Depositor shall also reimburse the Administrator for any of its liabilities and expenses related to its performance hereunder or under any Related Agreement (including without limitation those expenses set forth in Section 1(a)(ii) of this Agreement).

4.  Additional Information To Be Furnished to Issuing Entity. The Administrator shall furnish to the Issuing Entity from time to time such additional information regarding the Collateral as the Issuing Entity shall reasonably request.

5.  Independence of Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuing Entity or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuing Entity, the Administrator shall have no authority to act for or represent the Issuing Entity or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuing Entity or the Owner Trustee.

6.  No Joint Venture. Nothing contained in this Agreement shall (i) constitute the Administrator and either of the Issuing Entity or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

7.  Other Activities of Administrator. Nothing herein shall prevent the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuing Entity, the Owner Trustee or the Indenture Trustee.

8.  Term of Agreement; Resignation and Removal of Administrator. (a)  This Agreement shall continue in force until the dissolution of the Issuing Entity, upon which event this Agreement shall automatically terminate.

(b)  Subject to Section 8(e) and (f), the Administrator may resign its duties hereunder by providing the Issuing Entity with at least 60 days prior written notice.

(c)  Subject to Section 8(e) and (f), the Issuing Entity may remove the Administrator without cause by providing the Administrator with at least 60 days prior written notice.

(d)  Subject to Section 8(e) and (f), at the sole option of the Issuing Entity, the Administrator may be removed immediately upon written notice of termination from the Issuing Entity to the Administrator if any of the following events shall occur:

(i)  the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within 10 days such assurance of cure as shall be reasonably satisfactory to the Issuing Entity);

(ii)  a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii)  the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

The Administrator agrees that if any of the events specified in clause (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuing Entity and the Indenture Trustee within seven days after the happening of such event.

(e)  No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuing Entity and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

(f)  The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

9.  Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Administrator pursuant to Section 8(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuing Entity all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(b) or (c), respectively, the Administrator shall cooperate with the Issuing Entity and take all reasonable steps requested to assist the Issuing Entity in making an orderly transfer of the duties of the Administrator.

10.  Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

(a)  if to the Issuing Entity, to

Caterpillar Financial Asset Trust 2006-A
Chase Bank USA, National Association
c/o JPMorgan Chase, N.A.
500 Stanton Christiana Road, OPS4
3rd Floor
Newark, Delaware 19713
Attention: Institutional Trust Services

(b)  if to the Owner Trustee, to

Chase Bank USA, National Association
c/o JPMorgan Chase, N.A.
500 Stanton Christiana Road, OPS4
3rd Floor
Newark, Delaware 19713
Attention: Institutional Trust Services

(c)  if to the Administrator, to

Caterpillar Financial Services Corporation
2120 West End Avenue
Nashville, TN 37203-0001

(d)  if to the Indenture Trustee, to

U.S. Bank National Association
209 S. LaSalle Street, Suite 300
Chicago, IL 60604

(e)  if to the Depositor, to

Caterpillar Financial Funding Corporation
4040 S. Eastern Avenue
Suite 344
Las Vegas, Nevada 89119

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given upon receipt.

11.  Amendments. This Agreement may be amended, with prior written notice to the Rating Agencies, from time to time by a written amendment duly executed and delivered by the Issuing Entity, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of the Noteholders and the Certificateholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that such amendment will not, in the Opinion of Counsel, materially and adversely affect the interest of any Noteholder or the Certificateholder or the federal tax characterization of the Notes. This Agreement may also be amended, with prior written notice to the Rating Agencies, by the Issuing Entity, the Administrator and the Indenture Trustee with the written consent of the Owner Trustee and the holders of Notes evidencing a majority in the Outstanding Amount of the Notes and the holder of the Certificate for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholder; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholder or (ii) reduce the aforesaid percentage of the holders of Notes and the holder of the Certificate which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and the Certificate. Notwithstanding the foregoing, this Agreement may not be amended without the consent of the Depositor, which consent shall not be unreasonably withheld.

12.  Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuing Entity and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuing Entity or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuing Entity, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

13.  GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

14.  Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

15.  Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

16.  Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17.  Not Applicable to the Administrator in Other Capacities. Nothing in this Agreement shall affect any obligation the Administrator may have in any other capacity.

18.  Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)  Notwithstanding anything contained herein to the contrary, this instrument has been signed by Chase Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall Chase Bank USA, National Association in its individual capacity or any beneficial owner of the Issuing Entity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

(b)  Notwithstanding anything contained herein to the contrary, this Agreement has been signed by U.S. Bank National Association not in its individual capacity but solely as Indenture Trustee and in no event shall U.S. Bank National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.

19.  Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

20.  Successor Servicer and Administrator. A successor Servicer appointed pursuant to Section 8.02 of the Sale and Servicing Agreement shall, upon compliance with the last sentence of the first paragraph of Section 8.02 of the Sale and Servicing Agreement, become the successor Administrator hereunder; provided, however, that if the Indenture Trustee shall become such successor Administrator, the Indenture Trustee shall not be required to perform any obligations or duties or conduct any activities as successor Administrator that would be prohibited by law and not within the banking and trust powers of the Indenture Trustee. In such event, the Indenture Trustee shall appoint a sub-administrator to perform such obligations and duties.

21.  Nonpetition Covenants.

(a)  Notwithstanding any prior termination of this Agreement, the Depositor, the Administrator, the Owner Trustee and the Indenture Trustee shall not, prior to the date which is one year and one day after the payment of the Notes in full, acquiesce, petition or otherwise invoke or cause the Issuing Entity to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuing Entity under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuing Entity or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuing Entity.

(b)  Notwithstanding any prior termination of this Agreement, the Issuing Entity, the Administrator, the Owner Trustee and the Indenture Trustee shall not, prior to the date which is one year and one day after the payment of the Notes in full, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

CATERPILLAR FINANCIAL ASSET

TRUST 2006-A

By: CHASE BANK USA, NATIONAL
       ASSOCIATION, not in its individual capacity
       but solely as Owner Trustee

By:/s/ Diane P. Ledger
Name:Diane P. Ledger
Title:Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Indenture Trustee

By:Melissa A. Rosal
Name:Melissa A. Rosal
Title:Vice President

CATERPILLAR FINANCIAL SERVICES
CORPORATION, as Administrator

By:/s/ James A. Duensing
Name:James A. Duensing
Title:Treasurer

CATERPILLAR FINANCIAL FUNDING
CORPORATION, as Depositor

By:/s/ James A. Duensing
Name:James A. Duensing
Title:Treasurer

Administration Agreement

EXHIBIT A
[Form of Power of Attorney]

POWER OF ATTORNEY

STATE OF ____________                )
                                                                 )
COUNTY OF __________                 )

KNOW ALL MEN BY THESE PRESENTS, that ______________________, a ____________________________, not in its individual capacity but solely as owner trustee ("Owner Trustee") for the Caterpillar Financial Asset Trust 2006-A ("Trust"), does hereby make, constitute and appoint ____________________________, as Administrator under the Administration Agreement (as defined below), as Attorney-in-Fact to execute on behalf of the Owner Trustee or the Issuing Entity all documents, reports, filings, instruments, and certificates as it shall be the duty of the Owner Trustee or the Issuing Entity to prepare, file or deliver pursuant to the Related Agreements (as defined in the Administration Agreement), including, without limitation, to appear for and represent the Owner Trustee and the Issuing Entity in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Issuing Entity, and with full power to perform any and all acts associated with such returns and audits that the Owner Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term "Administration Agreement" means the Administration Agreement, dated as of June 1, 2006, among the Issuing Entity, Caterpillar Financial Services Corporation, as Administrator, Caterpillar Financial Funding Corporation, as Depositor, and U.S. Bank National Association, as Indenture Trustee, as amended, modified or supplemented from time to time.

All powers of attorney for this purpose heretofore filed or executed by the Owner Trustee are hereby revoked.

EXECUTED this [___] day of June 2006.

CHASE BANK USA, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee,

By:__________________________________________
Name:
Title:

EXHIBIT A - Form of Power of Attorney